                                               SEMIANNUAL REPORT | June 30, 2002


                                                                      The Strong

                                                                          Sector

                                                                           Funds

                                             [PHOTO APPEARS HERE]


          Strong Energy Fund

  Strong Technology 100 Fund

                                                            [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2002


                                                                      The Strong

                                                                          Sector

                                                                           Funds

Table of Contents

Investment Reviews

          Strong Energy Fund ................................  2
          Strong Technology 100 Fund ........................  4

Financial Information

          Schedules of Investments in Securities
               Strong Energy Fund ...........................  6
               Strong Technology 100 Fund ...................  6
          Statements of Assets and Liabilities ..............  9
          Statements of Operations .......................... 10
          Statements of Changes in Net Assets ............... 11
          Notes to Financial Statements ..................... 12

Financial Highlights ........................................ 16
Directors and Officers ...................................... 17

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- December 31, 2001 to June 30, 2002

As investors working our way through the aftermath of the Bubble of 2000, we must all remember the values and considerations that guide a serious investor. Four important facts to remember are:

  1. The stock market is one of the backbones of America's economy and way of life.

  2. According to the Ibbotson Associates 2002 Yearbook, between January 1, 1927, and December 31, 2001, stocks returned 10.7% annually.

  3. Even though the stock market soared during a good part of the 1990s, the market's recent sharp decline has pulled down the average return from stocks to a level much closer to the long-term return from stocks. From January 1, 1990, through July 31, 2002, the S&P 500/R/ Index Average delivered a 10.2% rate of return.

  4. Financial markets are cyclical and are driven by the emotions of greed and fear.

Investors are questioning how to deal with the stock-market correction, wondering if they should "ride it out" and whether reason will once again prevail in the markets. Each investor's decision is a personal one. The foundation of the decision should be based upon the facts that America is the greatest wealth-creating machine in the history of mankind, that the U.S. has historically created stock-market wealth at over 10% per year, and that the financial markets are cyclical.

There are periods of euphoria when greed is the operative word. And then, sure as night follows day, the euphoric periods are followed by a collapse. The stock market operates in a manic-depressive manner. The ups and downs are a natural part of capitalism. The investors who invariably make out well are those who understand that the stock market is cyclical and can tolerate its moods. As a result, they tend to add to their holdings when the market is down and reduce holdings when things are euphoric.

This is why in many previous shareholder letters, Strong Financial has advocated a balanced approach to investing. When the stock market drops, the proportion of stocks relative to bonds in a portfolio drops. A true investor should then consider shifting money from bonds into stocks to maintain the appropriate balance between stocks and bonds. This periodic rebalancing after market moves should, in the long run, have a beneficial impact on family wealth-creation.

It is imperative that investors consider the overall health of the U.S. economy when structuring an investment portfolio. Presently, it appears that the U.S. economy's real GDP (Gross Domestic Product) should grow at approximately 2.5% to 3.0% in 2002 and between 2.5% to 3.5% in 2003. To put this into perspective, since 1945, the U.S. economy's real GDP has averaged 3.4% per year.

Accounting and business practices are being scrutinized and tightened up. A few companies' practices were lax during the last decade and are now being fixed. The United States has a self-cleansing system that is the envy of the world. And it is working.

During the current cyclical market retreat, all of us must remember that America is the greatest wealth-creating mechanism in the history of the world. Investment programs based on patience and persistence have historically paid off. There is an excellent chance that three years from now, the stock-market levels of the summer of 2002 will look to have been an attractive buying opportunity.


                                                                /s/ Dick




Performance is historical and does not represent future results.

Strong Energy Fund


Your Fund's Approach

The Strong Energy Fund seeks total return by investing for capital growth and income. It invests, under normal conditions, at least 80% of its net assets in the stocks of companies involved in the discovery, development, production, generation, transmission, refinement, measurement, or distribution of energy. It focuses on large- and medium-capitalization companies that pay current dividends and whose earnings are expected to improve. The Fund may also invest up to 25% of its net assets in foreign securities. The manager may sell a holding when he believes it no longer has potential for earnings growth or when it is otherwise unattractive.

                    Growth of an Assumed $10,000 Investment+

                             From 9-30-97 to 6-30-02

                              [CHART APPEARS HERE]

                                          Lipper
                                         Natural
          The Strong     S&P 500(R)     Resources
          Energy Fund      Index*      Funds Index*
          -----------    ----------    ------------
Sep 97      $10,000       $10,000        $10,000
Dec 97      $ 9,306       $10,287        $ 9,496
Mar 98      $ 9,516       $11,721        $10,200
Jun 98      $ 8,626       $12,108        $10,116
Sep 98      $ 7,475       $10,906        $ 9,227
Dec 98      $ 7,275       $13,227        $ 9,394
Mar 99      $ 7,635       $13,885        $ 9,779
Jun 99      $ 8,988       $14,864        $11,369
Sep 99      $ 8,878       $13,937        $10,940
Dec 99      $ 8,697       $16,010        $11,468
Mar 00      $10,010       $16,376        $11,488
Jun 00      $10,381       $15,942        $10,980
Sep 00      $11,503       $15,788        $11,400
Dec 00      $12,505       $14,553        $12,661
Mar 01      $11,964       $12,829        $11,785
Jun 01      $11,753       $13,579        $12,299
Sep 01      $ 9,338       $11,587        $10,724
Dec 01      $10,841       $12,825        $10,434
Mar 02      $11,844       $12,860        $11,818
Jun 02      $10,942       $11,138        $11,093

+This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Natural Resources Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
 (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: In the first few months of the reporting period, economically sensitive groups such as energy, other resources, housing, industrials, and retail performed well. The market, on balance, was unchanged, but some areas were performing better than others -- energy being a notable example. The Fund benefited from a recovering economy, higher oil and natural gas prices, and an improving earnings environment as 2002 progressed -- and from holding solid companies representing real asset values.

    In contrast, numerous segments of the market performed poorly, including many technology areas, telecommunications, former growth stocks, and high-multiple drug and medical companies. Inevitably, disappointing earnings along with the revelations of corporate misdeeds spurred investor stock selling throughout the period. It could take some time for public confidence to return to the equity market.

    Among the factors supporting energy stocks' performance over the period were the modest signs of economic recovery, tight supplies of oil and natural gas, and reserves located in geographically secure areas. Also, it appears that the investment community is more conscious of the value of hard assets -- such as those that back up the valuations of many energy companies -- than it had been throughout the bubble years of the 1990s.

Q: How did your Fund perform?

A: The Fund appreciated moderately during the first half of the year, outpacing the broader market. Oil and natural gas prices rose as economic activity began to improve, and as world events moved toward instability. From the beginning of the year into April, the Fund rose in value, while the overall market's returns were relatively flat. Later in the first half of the year, though, questions about corporate practices and international tensions heightened, and concerns grew about the pace of economic recovery. This caused stocks, including energy stocks, to decline.

Q: What investment strategies and techniques impacted your Fund's performance?

A: We have emphasized companies that focus on exploration and production, as well as oil service stocks in the portfolio. This allocation is in alignment with our conviction that oil and natural gas reserves are valuable assets, and that the world supply of oil and the North American natural gas production outlook are both very tight. We anticipate that the economic recovery in the U.S. and the rest of the world will increase demand for these fuels. The companies that already own the reserves and thus can increase production, as well as the firms that provide the goods and services these producers need, should be able to benefit greatly through the end of this year and into future years.

   We did not make any substantial shifts in the Fund's sector weightings, and only made minor changes to our holdings. Stocks in the natural gas pipeline-merchant power group continued to be hurt by their association with Enron's lines of business, even though they were not part of that company. The negative performance in this area was more than compensated for by stronger performance among our substantial investments in other energy areas.

Q: What is your future outlook?

A: We are moderately positive on the outlook for the market. The return averages have suffered from substantial selling, as earnings multiples are adjusted lower, and perhaps a weaker U.S. dollar has led to liquidations by foreigners. I believe the economy will continue to recover and that energy stocks will benefit from improving cyclical and secular factors.

   With more than 35 years in the energy investment arena, I am confident that we are in an environment comparable to a period in the 1970s when energy stocks represented the largest and best-performing component of the market for a number of years. With oil and natural gas in tight supply worldwide, and demand rising as world economies begin to grow again, we feel major investments need to be made in newly producing fields, pipelines, tankers, liquefied natural gas terminals, and electric-generating facilities. As capital flows to this area, we believe energy companies will create real value relative to the rest of the stock market. In our view, the story for energy stocks remains as positive as ever.

   We thank you for your investment in the Strong Energy Fund.

   Mark A. Baskir
   Portfolio Manager

Average Annual Total Returns
As of 6-30-02
--------------------------------------
     1-year                     -6.90%

     3-year                      6.78%

     Since Fund Inception        1.91%
     (9-30-97)

Equity funds are volatile investments and should only be considered for long-term goals.

     The Strong Energy Fund concentrates its assets in energy companies. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Natural Resources Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index is Lipper Inc.

Strong Technology 100 Fund
================================================================================

Your Fund's Approach

The Strong Technology 100 Fund seeks capital growth. It invests, under normal conditions, at least 80% of its net assets in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense, and aerospace. The managers may use a risk management tool to attempt to limit the difference between the Fund's return and the return of a style-specific benchmark. The Fund may also invest up to 25% of its net assets in foreign securities, and it may utilize an active trading approach. The manager may sell a company's stock if there is a change in the company's growth prospects or deterioration in the company's fundamental qualities. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                 Growth of an Assumed $10,000 Investment+
                         From 12-31-99 to 6-30-02

                           [CHART APPEARS HERE]

                                                     Lipper
                  The Strong                       Science &
                  Technology      S&P 500(R)      Technology
                   100 Fund         Index*        Funds Index*
Dec 99              $10,000        $10,000          $10,000
Mar 00              $12,550        $10,229          $12,178
Jun 00              $12,080        $ 9,958          $10,892
Sep 00              $11,770        $ 9,861          $10,663
Dec 00              $ 8,040        $ 9,090          $ 6,973
Mar 01              $ 5,280        $ 8,013          $ 4,846
Jun 01              $ 5,660        $ 8,482          $ 5,431
Sep 01              $ 3,590        $ 7,237          $ 3,434
Dec 01              $ 4,810        $ 8,011          $ 4,551
Mar 02              $ 4,720        $ 8,033          $ 4,228
Jun 02              $ 3,510        $ 6,957          $ 3,065


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: At the beginning of the year, our investment strategy reflected our belief that the economy would continue to show improvement, and that a gradual rebound in information technology (IT) spending by large corporations would follow. While the economy has improved, IT spending has shown no signs of a rebound. This has resulted in additional cuts to the earnings estimates and growth rates of many IT companies, with negative impact on their stocks' valuations. The major technology end markets -- PCs, wireless handsets, and consumer electronics -- have also remained sluggish. As a result, many of our stocks have declined as the earnings recovery for technology companies remains elusive.

Q:   How did your Fund perform?

A: As technology stocks continued their decline in the first half of 2002, all major tech indices fell substantially for the year to date. The Strong Technology 100 Fund was not immune to this broad downtrend, and it posted significant losses through June. In this difficult environment for technology sector funds, we were able to outperform our peer benchmark, the Lipper Science & Technology Funds Index.

     Q: What investment strategies and techniques impacted your Fund's performance?

     A: The Fund continues to be broadly diversified across all of the subsectors of the technology industry, an approach that has helped our relative performance versus our peer benchmark. We are using weakness in the technology sector as an opportunity to upgrade the quality of the names we own. This has been possible because valuations are again attractive, with many stocks selling at post-September 2001 lows. We are focused on companies with real earnings, sustainable profit margins, positive cash flow, and strong balance sheets. In addition, we look for companies that hold leadership positions in the markets they serve.

        The IT spending environment may remain difficult for some time, which we believe may eventually force the weaker players out of business. We are positioning the Fund in companies that we believe will benefit from consolidating markets and emerge as leaders when a recovery takes hold.

     Q: What is your future outlook?

     A: We remain confident that at some point, technology companies' fortunes will improve, driven by a sustained economic recovery. That said, we believe most companies are unlikely to make significant IT investments until they are confident that their own businesses are growing again. While we anticipate a sequential uptick in business activity in the fourth calendar quarter of 2002, we don't expect to see a sustained recovery for technology stocks until sometime in 2003.

     Q: Why are technology stocks worthy of continued investment, given recent challenges?

     A: We are currently in a low inflation environment and anticipate that it will persist for some time. In these conditions, investors typically are willing to pay a premium for growth. Despite recent difficulties, over the long term we believe that technology companies will prove to be the premier growth vehicles for investors. Innovation among these companies should serve as the primary driver of future economic growth. As this trend takes shape, we believe there will be significant opportunities for capital appreciation.

        We appreciate your continued investment in the Strong Technology 100
        Fund.

        James B. Burkart
        Portfolio Co-Manager

        Deborah L. Koch
        Portfolio Co-Manager

        Average Annual Total Returns
        As of 6-30-02
        ----------------------------------

        1-year                     -37.99%

        Since Fund Inception       -34.23%
        (12-31-99)

        Equity funds are volatile investments and should only be considered for long-term goals.

       The Fund has a redemption fee of 1.00 percent against shares held for less than one month.

       The Fund concentrates its assets in the technology market sector. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

     * The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                               STRONG ENERGY FUND

                                                  Shares or
                                                  Principal          Value
                                                   Amount           (Note 2)
--------------------------------------------------------------------------------
Common Stocks 95.7%
Energy - Other 1.0%
Arch Coal, Inc.                                      8,000          $ 181,680

Oil & Gas - Canadian Exploration &
 Production 4.4%
Talisman Energy, Inc.                               17,500            790,125

Oil & Gas - Drilling 8.6%
ENSCO International, Inc.                           20,500            558,830
Nabors Industries, Ltd. (b)                          4,500            158,175
Noble Corporation (b)                               15,000            579,000
Rowan Companies, Inc.                               11,000            235,950
                                                                   ----------
                                                                    1,531,955
Oil & Gas - Field Services 2.3%
BJ Services Company (b)                              7,500            254,100
Superior Energy Services, Inc. (b)                  15,000            152,250
                                                                   ----------
                                                                      406,350
Oil & Gas - International Integrated 22.5%
Amerada Hess Corporation                             9,000            742,500
BP PLC Sponsored ADR                                13,500            681,615
ChevronTexaco Corporation                            9,500            840,750
Conoco, Inc.                                        11,000            305,800
Exxon Mobil Corporation                             22,000            900,240
Murphy Oil Corporation                               6,500            536,250
                                                                   ----------
                                                                    4,007,155
Oil & Gas - Machinery/Equipment 15.3%
Cooper Cameron Corporation (b)                      13,500            653,670
Dril-Quip, Inc. (b)                                 20,000            499,000
National-Oilwell, Inc. (b)                          12,000            252,600
Smith International, Inc. (b)                       10,000            681,900
Weatherford International, Ltd. (b)                 15,000            648,000
                                                                   ----------
                                                                    2,735,170
Oil & Gas - Refining/Marketing 8.5%
Dynegy, Inc.                                        16,000            115,200
El Paso Corporation                                  9,650            198,886
ONEOK, Inc.                                         23,000            504,850
Premcor, Inc. (b)                                    7,000            180,040
Western Gas Resources, Inc.                         14,000            523,600
                                                                   ----------
                                                                    1,522,576
Oil & Gas - United States Exploration &
 Production 22.6%
Anadarko Petroleum Corporation                       7,000            345,100
Apache Corporation                                   9,000            517,320
Devon Energy Corporation                            10,000            492,800
EOG Resources, Inc.                                 10,000            397,000
Noble Energy, Inc.                                  15,000            540,750
Ocean Energy, Inc.                                  35,000            758,450
Pioneer Natural Resources Company (b)               15,000            390,750
Spinnaker Exploration Company (b)                   16,500            594,330
                                                                   ----------
                                                                    4,036,500
Oil & Gas - United States Integrated 7.6%
Marathon Oil Corporation                            20,200            547,824
Phillips Petroleum Company                           7,500            441,600
Questar Corporation                                 15,000            370,500
                                                                   ----------
                                                                    1,359,924
Utility - Gas Distribution 2.9%
Equitable Resources, Inc.                           15,000            514,500
--------------------------------------------------------------------------------
Total Common Stocks (Cost $15,722,623)                             17,085,935
--------------------------------------------------------------------------------
Short-Term Investments (a) 4.4%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
 Due 7/01/02 (Repurchase proceeds
 $200,032); Collateralized by: United
 States Government & Agency Issues (c)            $200,000        $   200,000
State Street Bank (Dated 6/28/02), 1.50%,
 Due 7/01/02 (Repurchase proceeds
 $584,373); Collateralized by: United
 States Government & Agency Issues (c)             584,300            584,300
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $784,300)                          784,300
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $16,506,923) 100.1%          17,870,235
Other Assets and Liabilities, Net (0.1%)                              (23,365)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $17,846,870
================================================================================

                           STRONG TECHNOLOGY 100 FUND

                                                  Shares or
                                                  Principal          Value
                                                   Amount           (Note 2)
--------------------------------------------------------------------------------
Common Stocks 95.7%
Aerospace - Defense 4.2%
Lockheed Martin Corporation                       52,300          $3,634,850
Raytheon Company                                  57,400           2,339,050
                                                                  ----------
                                                                   5,973,900
Commercial Services - Miscellaneous 1.6%
Automatic Data Processing, Inc.                   51,600           2,247,180

Computer - Graphics 4.4%
Autodesk, Inc.                                   109,600           1,452,200
Cadence Design Systems, Inc. (b)                  61,300             988,156
Mentor Graphics Corporation (b)                   60,000             853,200
Synopsys, Inc. (b)                                53,500           2,932,335
                                                                  ----------
                                                                   6,225,891
Computer - Integrated Systems 1.4%
NCR Corporation (b)                               58,800           2,034,480

Computer - Local Networks 1.7%
Cisco Systems, Inc. (b)                          142,200           1,983,690
Juniper Networks, Inc. (b)                        66,400             375,160
                                                                  ----------
                                                                   2,358,850
Computer - Manufacturers 6.0%
Apple Computer, Inc. (b)                          59,900           1,061,428
Dell Computer Corporation (b)                     81,900           2,140,866
Hewlett-Packard Company                           70,000           1,069,600
International Business Machines Corporation       50,700           3,650,400
Sun Microsystems, Inc. (b)                       111,700             559,617
                                                                  ----------
                                                                   8,481,911
Computer - Memory Devices 2.0%
Maxtor Corporation (b)                           259,000           1,170,680
Network Appliance, Inc. (b)                       61,300             760,733
Storage Technology Corporation (b)                58,900             940,633
                                                                  ----------
                                                                   2,872,046
Computer - Services 3.2%
Computer Sciences Corporation (b)                 54,500           2,605,100
Electronic Data Systems Corporation               51,300           1,905,795
                                                                  ----------
                                                                   4,510,895
Computer Software - Desktop 4.5%
Adobe Systems, Inc.                               55,200           1,573,200

6

--------------------------------------------------------------------------------
                     STRONG TECHNOLOGY 100 FUND (continued)

                                              Shares or
                                              Principal          Value
                                               Amount           (Note 2)
--------------------------------------------------------------------------------
Borland Software Corporation (b)              133,800        $  1,378,140
Microsoft Corporation (b)                      65,000           3,517,800
                                                             ------------
                                                                6,469,140
Computer Software - Education/
 Entertainment 2.4%
Electronic Arts, Inc. (b)                      51,800           3,421,390

Computer Software - Enterprise 4.9%
BMC Software, Inc. (b)                         65,500           1,087,300
Computer Associates International, Inc.        57,100             907,319
Micromuse, Inc. (b)                            42,900             190,905
PeopleSoft, Inc. (b)                           51,700             769,296
SAP AG Sponsored ADR                           55,000           1,335,950
Siebel Systems, Inc. (b)                       52,900             752,238
TIBCO Software, Inc. (b)                      139,900             777,844
VERITAS Software Corporation (b)               55,400           1,096,366
                                                             ------------
                                                                6,917,218
Computer Software - Financial 2.7%
DST Systems, Inc. (b)                          55,400           2,532,334
Sungard Data Systems, Inc. (b)                 51,600           1,366,368
                                                             ------------
                                                                3,898,702
Computer Software - Security 1.7%
Check Point Software Technologies, Ltd. (b)    52,300             709,188
Symantec Corporation (b)                       51,100           1,678,635
                                                             ------------
                                                                2,387,823
Diversified Operations 1.5%
AOL Time Warner, Inc. (b)                      48,000             706,080
Agilent Technologies, Inc. (b)                 58,800           1,390,620
                                                             ------------
                                                                2,096,700
Electronics - Laser Systems/Component 1.2%
Coherent, Inc. (b)                             58,200           1,719,170

Electronics - Measuring Instruments 0.8%
Tektronix, Inc. (b)                            62,100           1,161,891

Electronics - Scientific Instruments 3.1%
FEI Company (b)                               126,500           3,100,515
Teradyne, Inc. (b)                             56,100           1,318,350
                                                             ------------
                                                                4,418,865
Electronics - Semiconductor Equipment 6.3%
Applied Materials, Inc. (b)                   110,200           2,096,004
KLA-Tencor Corporation (b)                     89,900           3,954,701
Lam Research Corporation (b)                   60,400           1,085,992
Novellus Systems, Inc. (b)                     54,300           1,846,200
                                                             ------------
                                                                8,982,897
Electronics - Semiconductor
  Manufacturing 14.4%
Analog Devices, Inc. (b)                       55,900           1,660,230
ARM Holdings PLC Sponsored ADR (b)            102,400             667,648
Broadcom Corporation Class A (b)               22,500             394,650
Cypress Semiconductor, Inc. (b)                61,200             929,016
Intel Corporation                              53,100             970,137
Linear Technology Corporation                 136,200           4,280,766
Marvell Technology Group, Ltd. (b)             47,500             944,775
Maxim Integrated Products, Inc. (b)            53,500           2,050,655
Micron Technology, Inc. (b)                    55,700           1,126,254
National Semiconductor Corporation (b)         57,900           1,688,943
RF Micro Devices, Inc. (b)                     97,300             741,426
Standard Microsystems Corporation (b)          59,300           1,400,073
Texas Instruments, Inc.                        57,100           1,353,270
Xilinx, Inc. (b)                              100,000           2,243,000
                                                             ------------
                                                               20,450,843
Financial Services - Miscellaneous 2.6%
First Data Corporation                         97,600           3,630,720

Internet - E Commerce 1.0%
eBay, Inc. (b)                                 24,300           1,497,366

Internet - Internet Service Provider/
  Content 0.6%
Yahoo! Inc. (b)                                53,800             794,088

Internet - Network Security/Solutions 1.7%
F5 Networks, Inc. (b)                          61,400             600,492
Netscreen Technologies, Inc. (b)               97,300             893,214
Network Associates, Inc. (b)                   43,700             842,099
VeriSign, Inc. (b)                              6,500              46,735
                                                             ------------
                                                                2,382,540
Internet - Software 0.7%
BEA Systems, Inc. (b)                         111,800           1,052,038

Medical - Biomedical/Genetics 6.8%
Amgen, Inc. (b)                                49,000           2,052,120
Biogen, Inc. (b)                               52,700           2,183,361
Chiron Corporation (b)                         51,000           1,800,300
Genentech, Inc. (b)                            48,800           1,634,800
Genzyme Corporation (b)                        48,300             929,292
Immunex Corporation (b)                        49,200           1,099,128
                                                             ------------
                                                                9,699,001
Medical - Drug/Diversified  1.1%
Johnson & Johnson                              30,000           1,567,800

Medical - Instruments 0.8%
Applera Corporation-Applied Biosystems Group   60,000           1,169,400

Medical - Products 6.1%
Biomet, Inc.                                   48,800           1,323,456
Medtronic, Inc.                                49,200           2,108,220
Millipore Corporation                          51,800           1,656,564
St. Jude Medical, Inc. (b)                     49,200           3,633,420
                                                             ------------
                                                                8,721,660
Telecommunications - Equipment  6.3%
Alcatel SA ADR                                 88,600             629,946
Catapult Communications
  Corporation Class A (b)                      66,000           1,443,486
CIENA Corporation (b)                          73,700             308,803
Harris Corporation                             57,900           2,098,296
Nokia Corporation Sponsored ADR               104,900           1,518,952
Qualcomm, Inc. (b)                             51,100           1,404,739
Scientific-Atlanta, Inc.                       63,000           1,036,350
Tellabs, Inc. (b)                              84,800             535,936
                                                             ------------
                                                                8,976,508
-------------------------------------------------------------------------
Total Common Stocks (Cost $174,188,593)                       136,120,913
-------------------------------------------------------------------------
Short-Term Investments (a) 4.4%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
 Due 7/01/02 (Repurchase proceeds
 $5,300,844); Collateralized by: United
 States Government & Agency Issues (c)     $5,300,000           5,300,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds
  $1,018,127); Collateralized by: United
  States Government & Agency Issues (c)     1,018,000           1,018,000
-------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,318,000)                  6,318,000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Total Investments in Securities (Cost $180,506,593) 100.1%    142,438,913
Other Assets and Liabilities, Net (0.1%)                         (168,846)
-------------------------------------------------------------------------
Net Assets 100.0%                                            $142,270,067
=========================================================================

                                                                         7

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                     STRONG TECHNOLOGY 100 FUND (continued)
--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                      Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period               150           $230,542
Options written during the period                        825            425,819
Options closed                                          (975)          (656,361)
Options expired                                           --                 --
Options exercised                                         --                 --
                                                        ----           --------
Options outstanding at end of period                      --           $     --
                                                        ====           ========
Closed options resulted in a capital gain of $271,311 for the six months ended June 30, 2002.
--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(I) of Notes to Financial Statements.


Percentages are stated as a percent of net assets.
















8

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                                        (In Thousands, Except Per Share Amounts)

                                                                                             Strong              Strong
                                                                                             Energy          Technology 100
                                                                                              Fund                Fund
                                                                                             -------         --------------
Assets:
  Investments in Securities, at Value (Cost of $16,507 and $180,506, respectively)           $17,870            $142,439
  Dividends and Interest Receivable                                                                3                  26
  Other Assets                                                                                     8                  25
                                                                                              ------            --------
  Total Assets                                                                                17,881             142,490

Liabilities:
  Payable for Fund Shares Redeemed                                                                17                  18
  Accrued Operating Expenses and Other Liabilities                                                17                 202
                                                                                             -------            --------
  Total Liabilities                                                                               34                 220
                                                                                             -------            --------
Net Assets                                                                                   $17,847            $142,270
                                                                                             =======            ========
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                                              $18,683            $414,099
  Accumulated Net Investment Loss                                                                (45)             (1,626)
  Accumulated Net Realized Loss                                                               (2,154)           (232,136)
  Net Unrealized Appreciation (Depreciation)                                                   1,363             (38,067)
                                                                                             -------            --------
  Net Assets                                                                                 $17,847            $142,270
                                                                                             =======            ========
Capital Shares Outstanding (Unlimited Number Authorized)                                       1,634              40,497

Net Asset Value Per Share                                                                     $10.92               $3.51
                                                                                              ======               =====

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                                         (In Thousands)

                                                                                    Strong          Strong
                                                                                    Energy      Technology 100
                                                                                     Fund            Fund
                                                                                    ------      --------------
Income:
   Dividends (net of foreign withholding taxes of $1 and $7, respectively)          $ 110          $   147
   Interest                                                                             9               51
                                                                                    -----          -------
   Total Income                                                                       119              198

Expenses:
   Investment Advisory Fees                                                            67              604
   Administrative Fees                                                                 27              242
   Custodian Fees                                                                      --               16
   Shareholder Servicing Costs                                                         52              901
   Reports to Shareholders                                                             10              167
   Federal and State Registration Fees                                                 13               19
   Other                                                                               (5)              26
                                                                                    -----          -------
   Total Expenses before Expense Offsets                                              164            1,975
   Expense Offsets                                                                     --             (151)
                                                                                    -----          -------
   Expenses, Net                                                                      164            1,824
                                                                                    -----          -------
Net Investment Loss                                                                   (45)          (1,626)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                                     (389)          (1,460)
     Options                                                                           --              678
     Short Positions                                                                   --              (22)
                                                                                    -----          -------
     Net Realized Loss                                                               (389)            (804)

   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                      511          (50,918)
     Options                                                                           --              (36)
                                                                                    -----          -------
     Net Change in Unrealized Appreciation/Depreciation                               511          (50,954)
                                                                                    -----          -------
Net Gain (Loss) on Investments                                                        122          (51,758)
                                                                                    -----          -------
Net Increase (Decrease) in Net Assets Resulting from Operations                      $ 77         ($53,384)
                                                                                    =====          =======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    (In Thousands)

                                                                Strong Energy Fund                Strong Technology 100 Fund
                                                          -------------------------------     ----------------------------------
                                                          Six Months Ended   Year Ended       Six Months Ended      Year Ended
                                                            June 30, 2002   Dec. 31, 2001       June 30, 2002      Dec. 31, 2001
                                                          ----------------  -------------     ----------------     -------------
                                                             (Unaudited)                         (Unaudited)
Operations:
   Net Investment Loss                                         ($    45)       ($    40)         ($   1,626)        ($   3,332)
   Net Realized Loss                                               (389)           (684)               (804)          (122,569)
   Net Change in Unrealized Appreciation/Depreciation               511          (2,589)            (50,954)            22,352
                                                                -------         -------           ---------          ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                 77          (3,313)            (53,384)          (103,549)

Distributions From Net Investment Income                             (1)             --                  --                 --

Capital Share Transactions (Note 7):
  Net Increase in Net Assets from Capital Share Transactions      1,104           5,408              37,222             14,363
                                                                -------         -------           ---------          ---------
   Total Increase (Decrease) in Net Assets                        1,180           2,095             (16,162)           (89,186)

Net Assets:
   Beginning of Period                                           16,667          14,572             158,432            247,618
                                                                -------         -------           ---------          ---------
   End of Period                                                $17,847         $16,667           $ 142,270          $ 158,432
                                                                =======         =======           =========          =========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Sector Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Energy Fund (a series of Strong Conservative Equity Funds, Inc. /(1)/)
     - Strong Technology 100 Fund (a series of Strong Equity Funds, Inc./(1)/)

     /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted and illiquid securities. The Funds held no restricted securities at June 30, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds'investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies, or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds designate liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and are included in Expense Offsets reported in the Funds' Statements of Operations.

     (M) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (N) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

 3.  Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds had minimal borrowings under the LOC during the period. At June 30, 2002, there were no borrowings by the Funds outstanding under the LOC.

 4.  Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established

--------------------------------------------------------------------------------

June 30, 2002 (Unaudited)

     by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                        Administrative
                                       Advisory Fees         Fees
                                       Jan. 1, 2002-    Jan. 1, 2002-
                                       June 30, 2002    June 30, 2002
                                       -------------    -------------
     Strong Energy Fund                  0.75%/(1)/         0.30%
     Strong Technology 100 Fund          0.75%/(1)/         0.30%

     /(1)/ The investment advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.

     The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets reported in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     Scarborough Investment Advisers LLC manages the investments of Strong Energy Fund under an agreement with the Advisor. Scarborough is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2002, is as follows:

                                         Payable to      Shareholder Servicing    Transfer Agency    Unaffiliated
                                         Advisor at       and Other Expenses          Banking          Directors'
                                        June 30, 2002       Paid to Advisor           Charges            Fees
                                        -------------    ---------------------    ---------------    ------------
     Strong Energy Fund                    $  9,259             $ 52,427               $  491           $  488
     Strong Technology 100 Fund             156,199              904,981                6,335            2,618

5.   Income Tax Information
     The following information for the Funds is presented on an income tax basis as of June 30, 2002:

                                                                                          Net Unrealized
                                                           Gross            Gross          Appreciation/
                                          Cost of        Unrealized       Unrealized      (Depreciation)
                                        Investments     Appreciation     Depreciation     on Investments
                                        -----------     ------------     ------------     --------------
     Strong Energy Fund                 $ 16,529,063     $2,376,065       $ 1,034,893       $ 1,341,172
     Strong Technology 100 Fund          205,949,818      5,776,277        69,287,182       (63,510,905)

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     Capital loss carryovers (expiring in varying amounts through 2009) as of December 31, 2001, and tax basis post-October losses as of December 31, 2001, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                        Net Capital Loss    Post-October
                                           Carryovers          Losses
                                        ----------------    ------------
     Strong Energy Fund                  $  1,311,609        $  431,389
     Strong Technology 100 Fund           211,730,796         3,048,449

--------------------------------------------------------------------------------

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2002, were as follows:

                                       Purchases         Sales
                                     ------------     ------------
     Strong Energy Fund              $  5,822,681     $  4,317,752
     Strong Technology 100 Fund       141,516,176      109,275,538

     There were no purchases or sales of long-term U.S. government securities for the six months ended June 30, 2002.

7.   Capital Share Transactions

                                                            Strong Energy Fund                   Strong Technology 100 Fund
                                                   ---------------------------------       --------------------------------
                                                   Six Months Ended      Year Ended        Six Months Ended      Year Ended
                                                     June 30, 2002     Dec. 31, 2001        June 30, 2002      Dec. 31, 2001
                                                   ----------------    -------------       ----------------    -------------
                                                      (Unaudited)         (Note 1)           (Unaudited)          (Note 1)

Capital Share Transactions of Each of
   the Funds Were as Follows:
   Proceeds from Shares Sold                          $8,416,138         $26,865,026         $59,073,606        $67,400,091
   Net Proceeds from Acquisition (Note 8)                     --                  --                  --         19,784,771
   Proceeds from Reinvestment of Distributions               910                  --                  --                 --
   Payment for Shares Redeemed                        (7,313,286)        (21,457,258)        (21,851,304)       (72,822,113)
                                                      ----------         -----------         -----------        -----------
Net Increase in Net Assets from
   Capital Share Transactions                         $1,103,762          $5,407,768         $37,222,302        $14,362,749
                                                      ==========         ===========         ===========        ===========
Transactions in Shares of Each of the
   Funds Were as Follows:
   Sold                                                  746,204           2,237,815          12,580,852         11,016,486
   Issued to Effect Acquisition (Note 8)                      --                  --                  --          4,184,860
   Issued in Reinvestment of Distributions                    77                  --                  --                 --
   Redeemed                                             (653,266)         (1,864,724)         (5,029,562)       (13,069,989)
                                                         -------           ---------           ---------         ----------
Net Increase in Shares of the Fund                        93,015             373,091           7,551,290          2,131,357
                                                         =======           =========           =========         ==========

8.   Acquisition Information

     Effective August 31, 2001, the Strong Technology 100 Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Internet Fund. Strong Technology 100 Fund issued 4,184,860 shares (valued at $19,784,771) for the 8,093,800 shares of Strong Internet Fund outstanding at August 31, 2001. The net assets of $19,779,903 of Strong Internet Fund included net unrealized depreciation on investments of $3,614,833 and accumulated net realized losses of $30,310,507. The Strong Internet Fund also had capital loss carryovers, which were combined with those of Strong Technology 100 Fund. Subject to IRS regulations, the Strong Technology 100 Fund may use $7,268,041 of capital loss carryovers from Strong Internet Fund. Strong Technology 100 Fund utilized $331,229 of these capital loss carryforwards in 2001. Strong Technology 100 Fund's Statement of Operations for the year ended December 31, 2001 does not include preacquisition activity of Strong Internet Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ENERGY FUND
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                              --------------------------------------------------------------------------------------
                                              June 30,     Dec.31,    Dec. 31,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                  2002/(b)/     2001      2000/(c)/      2000        1999        1998      1997/(d)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $10.82      $12.48      $10.98       $ 8.62       $7.79       $9.51      $10.00
Income From Investment Operations:
  Net Investment Income (Loss)                  (0.03)      (0.03)       0.00/(e)/   (0.02)      (0.02)      (0.04)         --
  Net Realized and Unrealized Gains (Losses)
   on Investments                                0.13       (1.63)       1.50         2.38        0.86       (1.68)      (0.49)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               0.10       (1.66)       1.50         2.36        0.84       (1.72)      (0.49)
Less Distributions:
  From Net Investment Income                    (0.00)/(e)/    --          --           --          --        0.00/(e)/     --
  In Excess of Net Investment Income               --          --          --           --       (0.01)         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                           (0.00)/(e)/    --          --           --       (0.01)       0.00/(e)/     --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $10.92      $10.82      $12.48       $10.98       $8.62       $7.79      $ 9.51
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                  +0.9%      -13.3%      +13.7%       +27.4%      +10.8%      -18.0%       -4.9%
  Net Assets, End of Period (In Millions)         $18         $17         $15          $11          $6          $5          $5
  Ratio of Expenses to Average Net Assets
   Before Expense Offsets                        1.9%*       1.8%        1.8%*        1.9%        2.0%        2.0%        2.0%*
  Ratio of Expenses to Average Net Assets        1.9%*       1.8%        1.8%*        1.8%        2.0%        2.0%        2.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                           (0.5%)*     (0.2%)       0.2%*       (0.3%)      (0.3%)      (0.4%)       0.0%*/(e)/
  Portfolio Turnover Rate                       25.6%       52.3%        9.3%        51.4%       55.4%       61.2%        1.2%

STRONG TECHNOLOGY 100 FUND
------------------------------------------------------------------------------

                                                        Period Ended
                                              --------------------------------
                                              June 30,     Dec.31,    Dec. 31,
Selected Per-Share Data/(a)/                  2002/(b)/     2001        2000
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $4.81       $8.04      $10.00
Income From Investment Operations:
  Net Investment Loss                           (0.04)      (0.10)      (0.11)
  Net Realized and Unrealized Losses on
   Investments                                  (1.26)      (3.13)      (1.85)
------------------------------------------------------------------------------
  Total from Investment Operations              (1.30)      (3.23)      (1.96)
Less Distributions:
  From Net Investment Income                       --          --          --
------------------------------------------------------------------------------
  Total Distributions                              --          --          --
------------------------------------------------------------------------------
Net Asset Value, End of Period                  $3.51       $4.81       $8.04
==============================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------
  Total Return                                 -27.0%      -40.2%      -19.6%
  Net Assets, End of Period (In Millions)        $142        $158        $248
  Ratio of Expenses to Average Net Assets
   Before Expense Offsets                        2.5%*       2.2%        1.6%
  Ratio of Expenses to Average Net Assets        2.3%*       2.2%        1.6%
  Ratio of Net Investment Loss to Average
   Net Assets                                   (2.0%)*     (1.9%)      (1.3%)
  Portfolio Turnover Rate                       70.7%      558.1%      688.4%


   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended June 30, 2002 (unaudited).
 (c) In 2000, the Fund changed its fiscal year-end from October to December.
 (d) For the period September 30, 1997 (inception) to October 31, 1997.
 (e) Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

 DIRECTORS AND OFFICERS
 -------------------------------------------------------------------------------

 Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 66 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
 1981 and Chairman of the Board of the Strong Funds since October 1991.
   Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

 Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
   Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

 Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
   Mr. Greer was Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

 Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
   Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

 Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
   Mr. Malicky has been President Emeritus of Baldwin-Wallace College since
 July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

 William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
   Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

 -------------------------------------------------------------------------------

 Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
   Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

 Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
   Mr. Smirl has been Assistant Executive Vice President and Assistant
 Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

 Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
   Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.

 Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.
   Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.

 John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
   Mr. Widmer has been Treasurer of the Advisor since April 1999. From May
 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

 Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
   Mr. Zoeller has been Secretary of the Advisor since December 2001,
 Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

   Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.


   The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Dennis A. Wallestad, Vice President
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]






Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com








This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT25403-0602

                                                               SSEC/WH2065 0602